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                COLLECTIONS ALLOCATION AND SEGREGATION AGREEMENT

                                     among

                          LONG ISLAND POWER AUTHORITY,

                            LIPA ACQUISITION CORP.,

                                      and

                       MARKETSPAN TRADING SERVICES, LLC,
                                   as Manager

                                  Dated as of
                                  May 28, 1998


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             COLLECTIONS ALLOCATION AND SEGREGATION AGREEMENT

                  This COLLECTIONS ALLOCATION AND SEGREGATION AGREEMENT, dated as of May 28, 1998 (this "Agreement"), by and among LONG ISLAND POWER AUTHORITY, a corporate municipal instrumentality and political subdivision of the State of New York (the "Authority"), party of the first part, LIPA ACQUISITION CORP., a corporation organized and existing under the laws of the State of New York (the "Subsidiary"), party of the second part, MARKETSPAN CORPORATION, a corporation organized and existing under the laws of the State of New York ("MarketSpan"), party of the third part, and MARKETSPAN ENERGY MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of New York, as the successor Manager under the Management Services Agreement mentioned hereinbelow (the "Manager"), party of the fourth part (capitalized terms used herein and not otherwise explicitly defined have the meanings ascribed to them in the Management Services Agreement);

                                  WITNESSETH:

                  WHEREAS, the Authority and Long Island Lighting Company ("LILCO") entered into a certain Management Services Agreement, dated as of June 26, 1997, (as amended and supplemented the "Management Services Agreement"), under which LILCO, as Manager, agreed (i) to operate and maintain the T&D System, and (ii) in connection with the aforementioned duties and responsibilities, to collect certain amounts due and owing to the Authority; and

                  WHEREAS, on May 13, 1998 the Authority adopted its Electric System General Revenue Bond Resolution (as amended and supplemented from time to time, the "Bond Resolution"), pursuant to which, among other things, the Authority may issue its bonds, notes or other evidences of indebtedness from time to time, including $3,449,527,638.05 aggregate initial principal amount of Electric System General Revenue Bonds, Series 1998A (the "Series 1998A Bonds"); and

                  WHEREAS, on May 20, 1998 the Authority adopted its Electric System General Subordinated Revenue Bond Resolution, pursuant to which, among other things, the Authority may issue its bonds, notes or other evidences of indebtedness from time to time, including $1,500,000,000 aggregate principal amount of Electric System Subordinated Revenue Bonds, Series 1, 2, 3, 4, 5 and 6 (the "Initial Subordinated Indebtedness" and, together with the Series 1998A Bonds, the "1998 Bonds"); and

                  WHEREAS, in conjunction with the issuance of the 1998 Bonds, the Subsidiary will succeed to the rights and interests of the Authority under the Management Services Agreement and MarketSpan Energy Management, LLC will succeed LILCO as Manager under the Management Services Agreement; and

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                  WHEREAS, under the Management Services Agreement, (a) the
Manager is required to use its best efforts to collect on a timely basis (i) all amounts due Subsidiary for service provided to customers, and for other services, in accordance with the Schedule of Rates for the periods in which services were provided, and (ii) other monies owed to the Subsidiary pursuant to the operation of the T&D System; and (b) it is expected that gas customers of MarketSpan (or another Affiliate of the Manager) and the T&D System electric customers will be billed in a single statement and, in the event any electric customer who is also a gas customer shall pay less than all of the amount due at any time under a single statement, the amounts collected shall be applied pro rata between amounts owed by such customer with respect to electric service and gas service; and

                  WHEREAS, the parties hereto desire to clarify and implement provisions of the Management Services Agreement relating to the allocation and segregation of (i) amounts due the Subsidiary and collected by the Manager or any Subcontractor pursuant to the Management Services Agreement, and (ii) amounts due MarketSpan (or other Affiliates of the Manager) and collected by the Manager or any Subcontractor in respect of gas service;

                  NOW, THEREFORE, the Authority, the Subsidiary, MarketSpan and the Manager agree as follows:

                  Section 1. Daily Customer Remittances. Subject to Section 3 of this Agreement, all amounts remitted to the Manager or any Subcontractor by T&D System electric customers (including combination electric and gas customers) shall be (a) segregated from all other funds within the custody, control or possession of the Manager or such Subcontractor, and (b) on the Business Day of such collection, deposited (for overnight clearing, if in the form of checks) into a separate bank account, established by and for the sole benefit of the Subsidiary (except to the extent of MarketSpan's interest in the Gas Payment or Gas Overpayment, as defined below), into which only such remittances are deposited from time to time (such account hereinafter referred to as the "Customer Remittance Account").

                  Section 2. Disbursements from Customer Remittance Account. Not later than 10:00 A.M., New York time, on each Business Day, the Manager shall (i) calculate the proportion of remittances (i.e., cash and the amount drawn as checks) in respect of electric service to total remittances received by the Manager during the preceding five (5) Business Days (on each such date of calculation, the "Five-Day Electric Percentage"), (ii) transfer from the Customer Remittance Account to the Revenue Fund established and maintained pursuant to the Bond Resolution (the "Revenue Fund") an amount equal to the product of (x) the amount deposited on the preceding Business Day into the Customer Remittance Account ("Yesterday's Receipts") times (y) the Five-Day Electric Percentage (the "Revenue Fund Payment"), and (iii) transfer from the Customer Remittance Account, to or upon the order of MarketSpan, the excess (if any) of Yesterday's Receipts over the Revenue Fund Payment (the "Gas Payment").

                  Section 3. Weekly Reconciliation and True-Up. (a) On each Business Day, the Manager shall determine, in accordance with the Management Services Agreement, (i) the

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amount deposited in the Customer Remittance Account on the preceding Business
Day constituting actual collections in respect of electric service, and (ii) the amount deposited in the Customer Remittance Account on the preceding Business Day constituting actual collections in respect of gas service.

                  (b) On Monday of each week (or, if such Monday is not a Business Day, on the immediately succeeding Business Day), before any cash collected by the Manager or any Subcontractors from customers on such day ("Monday Cash") is deposited in the Customer Remittance Account, the Manager shall: (i) deposit in the Revenue Fund, for each Business Day of the preceding week (each a "Business Day of the Preceding Week"), an amount of Monday Cash equal to the excess (if any) of (A) the amount transferred from the Customer Remittance Account pursuant to clause (iii) of Section 2 of this Agreement on such Business Day of the Preceding Week, over (B) the amount determined pursuant to clause (ii) of Section 3(a) of this Agreement for each such Business Day of the Preceding Week (each a "Gas Overpayment"), together with interest on each Gas Overpayment calculated at the Base Interest Rate (such interest to be calculated on the basis of a 360-day year consisting of twelve 30-day months); and (ii) pay to or upon the order of MarketSpan, for each Business Day of the Preceding Week, an amount of Monday Cash equal to the excess (if any) of (A) the amount transferred from the Customer Remittance Account pursuant to clause (ii) of Section 2 of this Agreement on each such Business Day of the Preceding Week, over (B) the amount determined pursuant to clause (i) of Section 3(a) of this Agreement for such Business Day of the Preceding Week (each an "Electric Overpayment"), together with interest on each Electric Overpayment calculated at the Base Interest Rate (such interest to be calculated on the basis of a 360-day year consisting of twelve 30-day months). To the extent (if any) that Monday Cash is insufficient at any time to make the deposit and/or payment then required pursuant to the preceding sentence, then such Monday Cash shall be so applied pro rata according to the amounts of such requirements and (x) MarketSpan shall pay (or cause to be paid) to the Subsidiary, from funds other than those within the custody or possession of the Manager pursuant to the Management Services Agreement or this Agreement, the resulting deposit deficiency (provided, however, that such payment by MarketSpan shall not be deposited in the Revenue Fund), and (y) the Subsidiary shall pay to or upon the order of MarketSpan, from funds of the Subsidiary other than those in the Revenue Fund or within the custody or possession of the Manager, the resulting payment deficiency.

                  Section 4. Manager Restrictions and Limitations; Books, Records and Accounts. (a) In connection with the collections, deposits and payments contemplated by Sections 1 and 3 of this Agreement, the Manager and any Subcontractor (x) shall act solely as an agent for the Subsidiary, (y) shall have no right or claim to either the Customer Remittance Account or the Revenue Fund or the amounts and monies deposited therein or, pursuant to the Management Services Agreement and this Agreement, required to be deposited therein, and (z) shall have no right to assert a claim of set-off, recoupment, abatement, counterclaim of deduction for any amounts which may be owed to the Manager or with respect to any other matter in dispute.


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                  (b) Proper, accurate and complete books, records and accounts regarding the aforementioned collections, deposits and payments (and the determinations required by Section 3 of this Agreement) shall be prepared and maintained by the Manager in accordance with Sections 4.9(C) and 4.15(F) of the Management Services Agreement.

                  Section 5. No Recourse to Revenue Fund. No provision of the Management Services Agreement or of this Agreement shall confer, or be deemed to confer, upon the Manager, the Subsidiary or MarketSpan any title, recourse or right to or interest in the Revenue Fund or the amounts on deposit therein, and the Manager, the Subsidiary and MarketSpan do hereby irrevocably disavow, waive and forfeit any such title, recourse, right or interest (whether pursuant to contract or arising by operation of law).

                  Section 6. Term of Ageement. This Agreement shall become effective upon execution hereof by all the parties hereto and shall remain in effect, until the expiration or earlier termination of the Management Services Agreement.

                  Section 7. Affirmation of Bond Resolution and Management Services Agreement. Except as expressly stated herein, no provisions of this Agreement shall, or be deemed to intend to, amend, nullify, supersede, repeal or waive any agreement, term or provision whatsoever contained or set forth in the Bond Resolution or in the Management Services Agreement.

                  Section 8. Counterparts. This Agreement may be executed in any number of original counterparts, all of which shall constitute but one and the same instrument.

                  Section 9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed, and to be entirely performed, within the State of New York, without regard to or application of rules or principles of conflicts of laws.

                  Section 10. Captions. Titles or captions of the sections of this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, describe or otherwise affect the scope or meaning of this Agreement or the intent of any provision hereof.


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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or representatives, all as of the date first above written.

                          LONG ISLAND POWER AUTHORITY

                          By: /s/ David P. Warren
                              ---------------------------------
                              Name:
                              Title:

                          LIPA ACQUISITION CORP.

                          By: /s/ David P. Warren
                              ---------------------------------
                              Name:
                              Title:

                          MARKETSPAN CORPORATION

                          By:
                              ---------------------------------
                              Name:
                              Title:

                          MarketSpan ENERGY MANAGEMENT, LLC,
                              as Manager


                          By:  [**MarketSpan SUB**],
                                  its managing member

                          By:
                              ---------------------------------
                              Name:
                              Title:


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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or representatives, all as of the date first above written.

                          LONG ISLAND POWER AUTHORITY

                          By:
                              ---------------------------------------
                              Name:    David P. Warren
                              Title:   Chief Financial Officer

                          LIPA ACQUISITION CORP.

                          By:
                              ---------------------------------------
                              Name:    David P. Warren
                              Title:   Chief Financial Officer

                          MARKETSPAN CORPORATION

                          By: /s/ Joseph E. Fontana
                              ---------------------------------------
                              Name:    Joseph E. Fontana
                              Title:   Vice President

                          MARKETSPAN ENERGY MANAGEMENT, LLC,
                              as Manager

                          By: MARKETSPAN CORPORATION,
                              its managing member


                          By: /s/ Joseph E. Fontana
                              ---------------------------------------
                              Name:    Joseph E. Fontana
                              Title:   Vice President


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